UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 3, 2014

_______________________

CRYOLIFE, INC.

(Exact name of registrant as specified in its charter)
_________________________

Florida	1-13165	59-2417093
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1655 Roberts Boulevard, N.W.,  Kennesaw,  Georgia  30144
(Address of principal executive office) (zip code)

Registrant's telephone number, including area code: (770) 419-3355

_____________________________________________________________

(Former name or former address, if changed since last report)

_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 5 Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

 On September 3, 2014, the Board of Directors (the “Board”) of CryoLife, Inc. (“CryoLife” or the “Company”), upon the recommendation of the Nominating and Corporate Governance Committee of the Board, approved the creation of the executive officer position of Executive Chairman and appointed Steven G. Anderson as Executive Chairman, effective as of September 2, 2014 (the “Effective Date”).   On the Effective Date, James Patrick Mackin commenced service as the Company’s new President and Chief Executive Officer.  The Company had previously disclosed the appointment of Mr. Mackin as President and Chief Executive Officer, effective as of the Effective Date, in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 11, 2014, which is incorporated herein by reference.

Also, on September 3, 2014, the Board approved, upon the recommendation of its Compensation Committee, and the Company entered into, that certain Second Amendment (the “Amendment”) to the Employment Agreement between Mr. Anderson and the Company, dated as of October 23, 2012 (as amended by that certain First Amendment dated as of May 28, 2014, the “Agreement”).  The Amendment became effective as of the Effective Date and revises the Agreement to (i) provide that Mr. Anderson shall be employed as Executive Chairman, subject to the terms and conditions of the Agreement and (ii) set forth Mr. Anderson’s duties and responsibilities as Executive Chairman, which include his continued service as Chairman of the Board, subject to the Board’s exercise of its fiduciary duties.  Except as described above, the Amendment did not otherwise modify the parties’ rights or obligations under the Agreement.  The foregoing summary of the terms of the Amendment is qualified in its entirety by reference to the complete text of the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.  The terms and conditions of the Employment Agreement, dated as of October 23, 2012, and that certain First Amendment, dated as of May 28, 2014, are described in the Company’s Current Reports on Forms 8-K filed with the Securities and Exchange Commission on October 29, 2012 and May 27, 2014, which are incorporated herein by reference.

Section 9Financial Statements and Exhibits.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1

Second Amendment, dated as of September 3, 2014, to the Employment Agreement between CryoLife, Inc. and Steven G. Anderson, dated as of October 23, 2012, as amended by that certain First Amendment dated as of May 28, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, CryoLife, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRYOLIFE, INC.

Date: September 8, 2014	By: /s/ D. Ashley Lee
Name: D. Ashley Lee
Title: Executive Vice President, Chief
Operating Officer and Chief
Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1

Second Amendment, dated as of September 3, 2014, to the Employment Agreement between CryoLife, Inc. and Steven G. Anderson, dated as of October 23, 2012, as amended by that certain First Amendment dated as of May 28, 2014.